For the six month period ended (a) 10/31/97
File number (c) 811-4930

                         SUB-ITEM 77 0

                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

HIGH YIELD SERIES

1.   Name of Issuer
       New York City

2.   Date of Purchase
       4/11/97

3.   Number of Securities Purchased
       50,000

4.   Dollar Amount of Purchase
       $4,906,950

5.   Price Per Unit
       $98.139

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Smith Barney

7.   Other Members of the Underwriting Syndicate
       Smith Barney
       Merrill Lynch & Co.
       Artemis Capital Group
       Goldman, Sachs, & Co.
       Prudential Securities Inc.
       First Albany Corp.
       Pryor, McClendon, Counts & Co., Inc.
       JP Morgan & Co.
       Morgan Stanley & Co.
       Cambridge Partners LLC
       Samuel A. Ramirez & Co.
       PaineWebber Inc.
       Bear, Stearns & Co. Inc.
       Lehman Brothers
       William E. Simon & Sons
       M.R. Beal & Company
       A.G. Edwards & Sons
       Lebenthal & Co., Inc.
       Oppenheimer & Co, Inc.
       Advest, Inc.
       Roosevelt & Cross Incorporated
       Siebert Brandford Shank & Co.
For the six month period ended (a) 10/31/97
File number (c) 811-4930

                         SUB-ITEM 77 0

                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

INSURED SERIES

1.   Name of Issuer
       Puerto Rico Elec Pwr Auth

2.   Date of Purchase
        5/9/97

3.   Number of Securities Purchased
        70,000

4.   Dollar Amount of Purchase
        $6,925,240

5.   Price Per Unit
        $98.932

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Bear Sterns

7.   Other Members of the Underwriting Syndicate
       Smith Barney
       Merrill Lynch & Co.
       Goldman, Sachs, & Co.
       Prudential Securities Inc.
       Morgan Stanley & Co.
       PaineWebber Inc.
       Lehman Brothers
       Citicorp Securities
       Bear, Sterns & Co. Inc.
       Oriental Financial Services Corp.
       Clark Melvin Securities Incorporated
       Dean Witter Reynolds, Inc.
For the six month period ended (a) 10/31/97
File number (c) 811-4930

                         SUB-ITEM 77 0

                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

INSURED SERIES

1.   Name of Issuer
       Puerto Rico Commonwealth Pub Inpt GO Ult

2.   Date of Purchase
        4/11/97

3.   Number of Securities Purchased
        57,000

4.   Dollar Amount of Purchase
        $5,880,177

5.   Price Per Unit
        $103.161

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Morgan Stanley

7.   Other Members of the Underwriting Syndicate
       Smith Barney
       Merrill Lynch & Co.
       Goldman, Sachs, & Co.
       Prudential Securities Inc.
       Morgan Stanley & Co.
       PaineWebber Inc.
       Lehman Brothers
       Citicorp Securities
       Bear, Sterns & Co. Inc.
       Oriental Financial Services Corp.
       Clark Melvin Securities Incorporated
       Dean Witter Reynolds, Inc.

For the six month period ended (a) 10/31/97
File number (c) 811-4930

                         SUB-ITEM 77 0

                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

INTERMEDIATE SERIES

1.   Name of Issuer
       Maine St. Hsg. Auth Mtg

2.   Date of Purchase
        8/28/97

3.   Number of Securities Purchased
       12,000

4.   Dollar Amount of Purchase
       $1,200,000

5.   Price Per Unit
       $100.000

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other Members of the Underwriting Syndicate
       Smith Barney
       Goldman, Sachs, & Co.
       Prudential Securities Inc.
       Morgan Stanley & Co.
       PaineWebber Inc.
       John Nuveen & Co. Inc.
       A.G. Edwards & Sons, Inc.
       Fleet Securities, Inc.
       Key Capital Markets, Inc.
 For the six month period ended (a) 10/31/97
File number (c) 811-4930

                         SUB-ITEM 77 0

                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

INSURED SERIES

1.   Name of Issuer
       Maine St. Hsg. Auth Mtg

2.   Date of Purchase
        8/28/97

3.   Number of Securities Purchased
       12,000

4.   Dollar Amount of Purchase
       $1,200,000

5.   Price Per Unit
       $100.000

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other Members of the Underwriting Syndicate
       Smith Barney
       Goldman, Sachs, & Co.
       Prudential Securities Inc.
       Morgan Stanley & Co.
       PaineWebber Inc.
       John Nuveen & Co. Inc.
       A.G. Edwards & Sons, Inc.
       Fleet Securities, Inc.
       Key Capital Markets, Inc.